Subsequent events	12 Months Ended
Mar. 31, 2019
Subsequent events

33. Subsequent events

In the meeting of Board of Directors of the Bank held on April 20, 2019, the Board recommended a dividend of Rs. 15.0 per share, which has been subsequently approved by the shareholders for payment in their Annual General Meeting, held on July 12, 2019. The amount of such dividend aggregated to Rs. 40,992.2 million.

By an ordinary resolution on July 12, 2019, the shareholders of the Bank approved a sub division (stock split) of equity shares to reduce the face value of each equity share from Rs. 2.0 to Rs. 1.0 per share. The Board of Directors in their meeting held on July 20, 2019 fixed the record date as September 20, 2019, the effective date.

In the meeting of Board of Directors of the Bank held on July 20, 2019, the Board has declared a special interim dividend of Rs. 5.00 per share to commemorate 25 years of HDFC Bank’s operations and fixed the record date as August 2, 2019.